UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): September 22, 2003
                                                  ------------------

                  Commission file numbers: 33-1803; 333-108383
                                           -------------------

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                  Peoples Bancorp Inc. Retirement Savings Plan

B. Name of issuer of the securities held pursuant to the plan and address of its principal executive office:

                  Peoples Bancorp Inc.
                  138 Putnam Street
                  Marietta, Ohio  45750

Item 5.    Other Events and Regulation FD Disclosure.

           CHANGE IN INDEPENDENT AUDITORS FOR THE PEOPLES BANCORP INC. RETIREMENT SAVINGS PLAN:

                Rea & Associates, Inc. ("Rea") has been the independent auditor of the financial statements of the Peoples Bancorp Inc. Retirement Savings Plan (the "Plan"). By letter dated September 22, 2003, Rea resigned as independent auditors for the Plan and the client relationship between Rea and the Plan has ceased.

                The Retirement Planning Committee, which administers the Plan, accepted the resignation of Rea as independent auditors for the Plan effective as of September 22, 2003, and has not yet engaged new independent auditors for the Plan.


                The reports of independent auditors issued by Rea on the financial statements of the Plan as of and for the plan years ended December 31, 2002 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the Plan's two most recent plan years ended December 31, 2002, and during the subsequent interim period through September 22, 2003, there were no disagreements with Rea on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in respect of the Plan, which, if not resolved to Rea's satisfaction, would have caused Rea to make reference to the subject matter of disagreement in connection with its reports on the Plan's financial statements.

                None of the reportable events described in Item 304 (a) (1) (v) of Regulation S-K occurred in respect of the Plan during the Plan's two most recent plan years ended December 31, 2002, or during the subsequent interim period through September 22, 2003.

                Rea was provided with a copy of the foregoing disclosures and a letter from Rea, dated September 24, 2003, confirming its agreement with the disclosures in the first, third and fourth paragraphs of these disclosures is attached to this Current Report on Form 8-K as Exhibit 99.


Item 7.    Financial Statements and Exhibits.

           (a) and (b)  Not Applicable

           (c) Exhibit: The following exhibit is being filed herewith:

           Exhibit No.      Description
           -----------      -----------
                99          Letter from Rea & Associates, Inc. regarding
                            change in independent auditors for the Peoples
                            Bancorp Inc. Retirement Savings Plan.


                  [remainder of page intentionally left blank;
                          signature on following page.]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Retirement Planning Committee, which administers the Peoples Bancorp Inc. Retirement Savings Plan, has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PEOPLES BANCORP INC.
                                     RETIREMENT SAVINGS PLAN


Date: September 26, 2003         By: /s/ JOHN E. DAKESIAN
                                     ---------------------------------------
                       Printed Name: John E. Dakesian
                              Title: Chairperson of the Retirement Planning
                                     Committee, which administers the Peoples
                                     Bancorp  Inc. Retirement Savings Plan

                                INDEX TO EXHIBITS


                          Current Report on Form 8-K
                            Dated September 22, 2003



       Exhibit No.         Description
       ------------        -----------
          99               Letter from Rea & Associates, Inc. regarding
                           change in independent auditors for the Peoples
                           Bancorp Inc. Retirement Savings Plan.